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                                  EXHIBIT 99.2

            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
        SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, Michael R. Hill, the Chief Financial Officer of Schuff International, Inc., certify that: (i) the Form 10-K, for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K, for the period ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Schuff International, Inc.

                                        /s/ Michael R. Hill
                                        -------------------
                                        Michael R. Hill, Chief Financial Officer